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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of EZCORP, Inc. of our report dated November 12, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in the Company's Annual Report on Form 10-K for the year ended September 30, 2004.



/s/  BDO Seidman, LLP

Dallas, Texas
January 14, 2005